Duff & Phelps
   Utilities
   Tax-Free
   Income Inc.
------------------------------------------------------------
   Semi-Annual Report
   April 30, 1997

                          Letter to
                          Shareholders

                                                 June 13, 1997
Dear Shareholder:

The bond market was relatively calm for the six month period ended April 30, 1997, as interest rates rose slightly during the period.
The primary catalyst for this moderate uptick in rates was the Federal Reserve Board's 25 basis point increase in rates on March 25. The Fed's tightening of monetary policy was precipitated by the concern that the strength of the U.S. economy might begin to generate some upward inflationary pressures.

Fund Performance

     As you can see on the following page, the Duff and Phelps Utilities Tax-Free Income Fund underperformed its peers for the first six months of 1997. The primary reason for the Fund's recent underperformance has been its emphasis on high-quality utility bonds which have been among the worst performing sectors of the bond market. On a more positive note, long-term performance continues to be good as the Fund was an above average performer in its peer group for the period ended April 30, 1997. Additionally, the Fund continues to pay its eight cent per share dividend, maintaining this level of payment since the Fund's inception in November 1991.

                                FUND PERFORMANCE
                               As of April 30, 1997
                                       Six Months  Three Years  Five Years
                                          Ended       Ended       Ended
                                         4/30/97     4/30/97     4/30/97
Duff & Phelps Utilities
Tax-Free Income, Inc.1                    1.15%        7.84%       8.77%

Average Lipper General and Insured

Leveraged Municipal Bond Fund Index2      1.91%        7.92%       8.24%

    1 Source: Lipper Analytical Services, Inc. Total return of the Fund as calculated for the period ended April 30, 1997 is based on net asset value and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the NYSE. Past performance is no guarantee of future results.

    2 This is the average of 63 closed-end funds for the six months ended April 30, 1997, 62 closed-end funds for the three years ended April 30, 1997 and 34 closed-end funds for the five years ended April 30, 1997 in the General and Insured Leveraged
Municipal Bond Fund Index according to Lipper Analytical Services, Inc.

              FUND DIVERSIFICATION

Quality(D)                 Market Sectors
------------------------------------------------------
AAA     48%            Electric Utilities     29%
AA      27             Non-Utilities          26
A       11             Pollution Control      21
BBB     14             Water/Sewer Revenue    11
                       Prerefunded Utilites    8
                       Cash                    5
------------------------------------------------------
(D) Duff & Phelp's ratings.

The Municipal Market and Your Fund

     While U.S. Treasury rates have risen slightly over the last six months, tax-exempt interest rates have remained virtually unchanged. There have been two major factors driving the strong relative performance of the municipal market over this period. First, issuance of municipal bonds has declined somewhat on a year over year basis, driven primarily by the increase in tax-exempt financing rates. Second, demand for tax-exempt income has increased as concerns over a "flat tax" have, for the most part, evaporated from the municipal market.

     Within the Fund, we continue to emphasize higher quality issues, with an average quality rating of AA/Aa and 75% of the issues rated AA or higher. We have maintained a very high quality emphasis, in response to an environment of heightened municipal credit risk, particularly in the electric utility sector which continues to be plagued by the rising threat of deregulation. Additionally, we have employed diversification as an effective tool to mitigate the level of exposure to the sector in the portfolio. Consequently, electric utility exposure has been limited to an historically low level of 29% of the portfolio, and is offset by an historically high level in the non-utility sector of 26%.



Outlook

     Going forward, we believe the outlook for the municipal bond market and our Fund remains favorable. The favorable combination of light municipal supply and strong demand from individuals should continue to provide a strong backdrop for the tax-exempt bond market. In spite of growing credit concerns in the electric utility sector of the municipal market, we continue to mitigate this risk through an effective combination of strong credit quality and diversification. Finally, we feel that at current levels, the dividend yield of 6.24% provides an extremely attractive level of tax-exempt income.

     We continue to appreciate your interest in the Duff and Phelps Tax Free Income Fund and look forward to being of continued service in the future.

Sincerely,

Francis E. Jeffries, CFA
Chairman of the Board

Calvin J. Pedersen

President and Chief Executive Officer

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Portfolio of Investments
April 30, 1997
(Unaudited)

----------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          LONG-TERM INVESTMENTS--93.8%
                          California--15.4%
                          Foothill / Eastern Trans.
                            Corridor Agency
                            California Toll Road
                            Revenue
Baa            $ 5,640    6.00%, 1/1/34, Ser. A.... $  5,484,844
                          Fresno Swr. Rev.,
Aaa              3,030    6.00%, 9/1/09,
                            A.M.B.A.C..............    3,248,433
Aaa              2,000    6.25%, 9/1/14,
                            A.M.B.A.C..............    2,161,400
                          Pomona California Sngl.
                            Fam. Mortgage Rev.,
Aaa              2,705    7.375%, 8/1/10...........    3,005,904
                          Riverside County
                            California Sngl. Fam.
                            Rev., Mortgage Backed
Aaa              2,500    7.80%, 5/1/21, Ser. A....    3,087,025
                          San Bernardino County California
                            Residential Mtge. Rev.,
Aaa              7,840(c) 9.60%, 9/1/15
                            Prerefunded 9/1/96
                            @$100..................   10,879,411
                          Santa Monica Waste Wtr.
                            Enterprise Rev., Hyperion Proj.,
A1               2,000(c) 6.70%, 1/1/22, Ser. A,
                            Prerefunded 1/1/02
                            @$102..................    2,188,280
                                                    ------------
                                                      30,055,297
                                                    ------------
                          Colorado--5.8%
                          Colorado Hsg. Fin. Auth.,
                            Sngl. Fam. Prog.,
Aa2              2,670    8.00%, 6/1/25............    2,938,175
Aa2              1,570    8.125%, 6/1/25...........    1,764,083
                          Colorado Springs Utils.
                            Rev.,
Aa               2,300    6.50%, 11/15/15, Ser.
                            A......................    2,458,838
                          Platte River Pwr. Auth.
                            Rev.,
Aa3              4,000    6.875%, 6/1/16, Ser.
                            AA.....................    4,090,160
                                                    ------------
                                                      11,251,256
                                                    ------------
                          Delaware--1.9%
                          Delaware St., Econ. Dev.
                            Auth. Rev., Delmarva
                            Pwr. Ser. B
Aaa              3,500    6.75%, 5/1/19,
                            A.M.B.A.C..............    3,758,370
                                                    ------------
                          Florida--5.5%
                          Florida St. Bd. Ed. Cap.
                            Outlay, Pub. Ed.
Aa2            $ 5,000    5.25%, 6/1/23, Ser. D.... $  4,600,850
                          Martin Cnty. Ind. Dev.
                            Auth. Rev., Indiantown
                            Cogen Proj.
Baa3             1,000    7.875%, 12/15/25.........    1,127,870
                          Reedy Creek Impvt. Dist.
                            Utils. Rev., Ser. 1,
Aaa              5,500    5.00%, 10/1/19,
                            M.B.I.A................    4,977,225
                                                    ------------
                                                      10,705,945
                                                    ------------
                          Georgia--6.1%
                          Mun. Elec. Auth. Rev.,
                            Ser. X,
Aaa              2,750    6.50%, 1/1/20,
                            M.B.I.A................    3,042,682
Aaa              5,500    6.50%, 1/1/20,
                            A.M.B.A.C..............    6,085,365
                          Mun. Elec. Auth., Special Oblig.,
                            Fifth Crossover Ser. Proj. One,
Aaa              2,615    6.40%, 1/1/13,
                            A.M.B.A.C..............    2,851,135
                                                    ------------
                                                      11,979,182
                                                    ------------
                          Idaho--4.1%
                          Idaho Housing Agency,
                            Sngl. Fam. Mortgage
                            Senior
Aa               4,275    6.65%, 7/1/14, Ser. B....    4,480,670
Aaa              3,365    6.60%, 7/1/27, Ser. B....    3,471,301
                                                    ------------
                                                       7,951,971
                                                    ------------
                          Illinois--3.9%
                          Chicago Gas Supply Rev.,
                            (People's Gas, Lt. &
                            Coke Co.),
Aa3              4,600    6.875%, 3/1/15...........    4,930,648
                          Chicago Waterworks Rev.,
A1               2,500(c) 7.20%, 11/15/16, Ser.
                            1989
                            Prerefunded 11/15/99
                            @$102..................    2,705,000
                                                    ------------
                                                       7,635,648
                                                    ------------
                          Indiana--2.7%
                          Indiana Mun. Pwr. Agcy.,
                            Pwr. Supply Sys. Rev.,
Aaa              5,000    6.00%, 1/1/13,
                            M.B.I.A................    5,227,650
                                                    ------------

                                          See Notes to Financial Statements.

----------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Louisiana--5.7%
                          St. Charles Parish, Poll. Ctrl. Rev.,
                            (Louisiana Pwr. & Lt. Co.),
Baa3           $ 3,500    8.25%, 6/1/14............ $  3,793,300
Baa3             5,500    8.00%, 12/1/14, Ser.
                            1989...................    5,997,255
Aaa              1,250    7.00%, 12/1/22...........    1,365,100
                                                    ------------
                                                      11,155,655
                                                    ------------
                          Massachusetts--3.0%
                          Massachusetts St., Wtr.
                            Res. Auth., Ser. A,
Aaa              5,330    7.00%, 8/1/13,
                            M.B.I.A................    5,889,916
                                                    ------------
                          Nebraska--2.7%
                          Omaha Pub. Pwr. Dist.,
                            Elec. Rev.,
Aa2              2,500    6.15%, 2/1/12, Ser. B....    2,695,925
Aa2              2,500    6.20%, 2/1/17, Ser. B....    2,627,575
                                                    ------------
                                                       5,323,500
                                                    ------------
                          New York--10.9%
                          New York City Mun.
                            Assist. Corp.,
Aa2              1,000    5.20%, 7/1/08, Ser. E....      994,900
                          New York City Mun. Wtr.
                            Fin. Auth., Wtr. & Swr.
                            Sys. Rev.,
A2               3,760(c) 7.10%, 6/15/12
                            Prerefunded 6/15/01
                            @$101..................    4,115,207
                          New York St. Dorm. Auth.
                            Rev., Comsewogue Pub.
                            Lib. Insd.
Aaa              2,855    6.00%, 7/1/15,
                            M.B.I.A................    2,929,002
                          New York St. Energy
                            Research & Dev. Auth.
                            Facs. Rev.,
                            (Con Edison Co. of
                            N.Y.),
A1               3,000    6.75%, 1/15/27, Ser.
                            92A....................    3,149,790
A1               4,000    7.125%, 12/1/29..........    4,415,480
                          New York St. Envir. Fac.
                            Corp. Poll. Ctrl. Rev.,
Aaa              5,000    6.90%, 11/15/15..........    5,618,500
                                                    ------------
                                                      21,222,879
                                                    ------------
                          Pennsylvania--1.6%
                          Montgomery Cnty. Ind.
                            Dev. Auth., Poll. Ctrl.
                            Rev., (Philadelphia
                            Elec. Co.),
Aaa              3,000    6.70%, 12/1/21,
                            M.B.I.A................    3,226,200
                                                    ------------
                          Tennessee--1.6%
                          Tennessee Hsg. Dev.
                            Agcy., Mortgage Finance
Aaa              3,135    6.15%, 7/1/15, Ser. B....    3,196,383
                                                    ------------
                          Texas--6.9%
                          Brazos River Auth., Poll.
                            Ctrl. Rev., (Texas
                            Utils. Elec.),
Baa1           $ 8,000    7.875%, 3/1/21........... $  8,722,320
                          San Antonio Elec. & Gas
                            Rev.,
Aa1              4,500    6.50%, 2/1/12, Ser. B....    4,688,055
                                                    ------------
                                                      13,410,375
                                                    ------------
                          Washington--14.0%
                          Conservation & Renewable
                            Energy Sys.
                            Conservation Proj.
                            Rev.,
Aa1              2,600    6.875%, 10/1/11..........    2,914,340
                          Lewis Cnty. Pub. Utils.
                            Dist.
                            No. 1, Cowlitz Falls
                            Hydroelectric Proj.
                            Rev.,
Aaa              5,000(c) 7.00%, 10/1/22
                            Prerefunded 10/1/01
                            @$102..................    5,524,750
                          Snohomish Cnty., Pub.
                            Utils. Dist. No. 1
                            Elec. Rev.,
A1               1,500    6.90%, 1/1/06, Ser. A....    1,602,195
A1               8,000    5.80%, 1/1/24............    7,644,480
                          Washington St. Pub. Pwr. Supply,
                            Nuclear Proj. No. 1 Rev.,
Aaa              2,500    6.875%, 7/1/17, Ser. A...    2,739,700
                          Nuclear Proj. No. 2 Rev.,
Aa1              2,400    6.00%, 7/1/07............    2,497,992
                          Nuclear Proj. No. 3 Rev.,
Aa1              2,170    6.75%, 7/1/05, Ser. A....    2,321,857
Aaa              1,000(c) 7.25%, 7/1/15, Ser. B
                            Prerefunded 1/1/00
                            @$102..................    1,083,740
Aa1              1,000    6.50%, 7/1/18............    1,036,290
                                                    ------------
                                                      27,365,344
                                                    ------------
                          Wyoming--2.0%
                          Wyoming St. Farm Loan
                            Board Capital Fac.
                            Rev.,
AA               4,000    5.75%, 10/1/20...........    3,984,480
                                                    ------------
                          Total long-term
                            investments
                            (cost $173,504,092)....  183,340,051
                                                    ------------

                                          See Notes to Financial Statements.

----------------------------------------------------------
              Principal
  Moody's      Amount                                  Value
   Rating       (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          SHORT-TERM INVESTMENTS--2.7%
                          Goldman Sachs Tax Exempt
                            Money Market Fund,
NR             $ 4,948    3.76%.................... $  4,947,790
                          California Poll. Ctrl.
                            Fin. Auth. Rev., So.
                            Cal. Ed., Ser. 86B
VMIG1              300    3.85%, 5/1/97,
                            F.R.D.D................      300,000
                                                    ------------
                          Total short-term
                            investments
                            (cost $5,247,790)......    5,247,790
                                                    ------------
                          Total Investments--96.5%
                            (cost $178,751,882)....  188,587,841
                          Other assets in excess of
                            liabilities--3.5%......    6,861,662
                                                    ------------
                          Net Assets--100%......... $195,449,503
                                                    ------------
                                                    ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    M.B.I.A.--Municipal Bond Insurance Association.
    F.R.D.D.--Floating Rate Daily Demand Note (b).
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Daily Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
* Standard & Poor's rating.
  NR--Not Rated by Moody's or Standard & Poor's.

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Assets and Liabilities
April 30, 1997
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $178,751,882).........................   $188,587,841
Cash....................................         38,802
Interest receivable.....................      3,664,517
Receivable for investments sold.........      3,601,016
Deferred expenses and other assets......          3,034
                                           ------------
  Total assets..........................    195,895,210
                                           ------------
Liabilities
Accrued expenses........................        260,999
Dividends payable.......................         87,586
Advisory fee payable (Note 2)...........         74,709
Administration fee payable (Note 2).....         22,413
                                           ------------
  Total liabilities.....................        445,707
                                           ------------
Net Assets..............................   $195,449,503
                                           ------------
                                           ------------
Capital
Remarketed preferred stock ($.01 par
  value; 1,300 preferred shares, issued
  and outstanding, liquidation
  preference $50,000 per share;
  Note 4)...............................   $ 65,000,000
                                           ------------
Common stock at par ($.01 par value;
  600,000,000 shares authorized and
  8,388,723 issued and outstanding).....         83,887
Paid-in capital.........................    115,737,441
Undistributed net investment income.....      2,023,446
Accumulated net realized gain on
  investments...........................      2,768,770
Net unrealized appreciation on
  investments...........................      9,835,959
                                           ------------
  Net assets applicable to common stock
    (equivalent to $15.55 per share
    based on 8,388,723 shares
    outstanding)........................    130,449,503
                                           ------------
  Total capital (Net assets)............   $195,449,503
                                           ------------
                                           ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Operations
Six Months Ended April 30, 1997
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Interest...............................   $ 5,914,333
                                            -----------
Expenses
  Investment advisory fee................       490,235
  Administration fee.....................       147,070
  Remarketing expense....................        83,000
  Directors' fees and expenses...........        49,000
  Reports to shareholders................        32,000
  Transfer agent's fees and expenses.....        32,000
  Custodian's fees and expenses..........        30,000
  Audit fee and expenses.................        21,000
  Registration expenses..................         8,000
  Legal fees and expenses................         5,000
  Amortization of deferred organization
  expense................................           900
  Miscellaneous..........................         5,316
                                            -----------
    Total expenses.......................       903,521
                                            -----------
Net investment income....................     5,010,812
                                            -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
  transactions...........................       106,498
Net change in unrealized
  appreciation/depreciation on
  investments............................    (2,321,104)
                                            -----------
Net realized and unrealized loss on
  investments............................    (2,214,606)
                                            -----------
Net Increase in Net Assets
Resulting from Operations................   $ 2,796,206
                                            -----------
                                            -----------

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Changes
In Net Assets
(Unaudited)
----------------------------------------------------------

                                 Six Months
                                   Ended        Year Ended
Increase (Decrease)              April 30,     October 31,
in Net Assets                       1997           1996
                                ------------   ------------
Operations:
  Net investment income.......  $  5,010,812   $ 10,178,624
  Net realized gain on
    investment transactions...       106,498        538,321
  Net change in unrealized
    appreciation/depreciation
    of investments............    (2,321,104)      (565,783)
                                ------------   ------------
  Net increase in net assets
    resulting from
    operations................     2,796,206     10,151,162
Dividends and distributions:
  Dividends to common
    shareholders from net
    investment income.........    (4,065,804)    (8,081,172)
  Dividends to preferred
    shareholders from net
    investment income.........    (1,133,080)    (2,271,066)
  Distributions to
    shareholders from net
    realized gains
    Common....................       --            (251,153)
    Preferred.................       --             (81,973)
                                ------------   ------------
Capital share transactions
  (Note 4):
  Value of Fund shares issued
    to shareholders in
    reinvestment of
    dividends.................       173,484         88,551
                                ------------   ------------
Total (decrease)..............    (2,229,194)      (445,651)
Net Assets
Beginning of period...........   197,678,697    198,124,348
                                ------------   ------------
End of period.................  $195,449,503   $197,678,697
                                ------------   ------------
                                ------------   ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------
DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                                                                                                   November 29,
                                               Six Months                                                            1991(a)
                                                  Ended                    Year Ended October 31,                    through
PER SHARE OPERATING PERFORMANCE OF COMMON       April 30,      -----------------------------------------------     October 31,
SHAREHOLDERS:                                     1997           1996         1995         1994         1993           1992
                                               -----------     --------     --------     --------     --------     ------------
Net asset value, beginning of period.......     $    15.84     $  15.90     $  14.23     $  16.41     $  14.14       $    14.05
                                               -----------     --------     --------     --------     --------     ------------
  Net investment income(g).................            .60         1.21         1.24         1.24         1.24             1.06
  Net realized and unrealized gain (loss)
  on investments(g)........................           (.27)          --         1.70        (2.25)        2.19              .20
                                               -----------     --------     --------     --------     --------     ------------
Net increase (decrease) from investment
  operations...............................            .33         1.21         2.94        (1.01)        3.43             1.26
                                               -----------     --------     --------     --------     --------     ------------
Dividends from net investment income to:
  Preferred shareholders...................           (.14)        (.27)        (.31)        (.21)        (.20)            (.18)
                                               -----------     --------     --------     --------     --------     ------------
  Common shareholders......................           (.48)        (.96)        (.96)        (.96)        (.96)            (.72)
                                               -----------     --------     --------     --------     --------     ------------
Distributions from net realized gains to:
  Preferred shareholders...................             --         (.01)          --           --           --               --
                                               -----------     --------     --------     --------     --------     ------------
  Common shareholders......................             --         (.03)          --           --           --               --
                                               -----------     --------     --------     --------     --------     ------------
Capital charge with respect to issuance of
  common stock.............................             --           --           --           --           --             (.27)
                                               -----------     --------     --------     --------     --------     ------------
Net asset value, end of period(b)..........     $    15.55     $  15.84     $  15.90     $  14.23     $  16.41       $    14.14(c)
                                               -----------     --------     --------     --------     --------     ------------
                                               -----------     --------     --------     --------     --------     ------------
Per share market value, end of period(b)...     $    15.38     $  15.13     $  14.38     $  13.25     $  16.63       $    14.75
                                               -----------     --------     --------     --------     --------     ------------
                                               -----------     --------     --------     --------     --------     ------------
TOTAL INVESTMENT RETURN OF COMMON
SHAREHOLDERS(d)............................           4.84%       12.19%       16.03%      (13.93)%      19.88%           10.32%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(f)
Operating expenses.........................           1.38%(e)     1.35%        1.37%        1.35%        1.40%            1.35%(e)
Net investment income......................           7.66%(e)     7.69%        8.15%        8.04%        8.00%            8.23%(e)
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (000)....................................     $  131,995     $132,361     $127,112     $129,300     $129,036       $  114,518
Portfolio turnover.........................              2%          10%          66%          37%           1%              35%
Net assets of common shareholders, end of
  period (000).............................     $  130,450     $132,678     $133,124     $119,090     $137,104       $  117,211
Asset coverage per share of preferred
  stock, end of period.....................     $  150,346     $152,126     $152,403     $141,607     $155,465       $  140,162
Preferred stock outstanding (000)..........     $   65,000     $ 65,000     $ 65,000     $ 65,000     $ 65,000       $   65,000

---------------
   (a) Commencement of investment operations.
   (b) NAV and market value are published in The Wall Street Journal each Monday.
   (c) Net asset value immediately after the closing of the first public offering was $14.05.
   (d) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected. Total return for periods of less than a full year are not annualized.
   (e) Annualized.
   (f) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
   (g) Calculated based upon weighted average shares outstanding during the period.

See Notes to Financial Statements.

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------
   Duff & Phelps Utilities Tax-Free Income Inc. (the 'Fund') was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.
   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant           The following is a summary of
Accounting Policies           significant accounting policies
                              followed by the Fund in the preparation of its
financial statements.
Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.
   Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on securities using the effective interest method.
Federal Income Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company. For this reason, no federal income tax provision is required.
Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. For the current fiscal year end the Fund has retained net realized capital gains. Proper accrual for the tax liability has been made with respect to these undistributed gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.
Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Deferred Organization Costs: A total of $63,000 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Note 2. Agreements            The Fund has an Advisory
                              Agreement with Duff & Phelps Investment Management
Co. (the 'Adviser'), a subsidiary of Phoenix Duff & Phelps Corporation, and an Administration Agreement with Prudential Mutual Fund Management LLC. ('PMF'), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.
   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets. The administration fee paid to

PMF is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly managed assets.
   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PMF pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the six months ended
April 30, 1997 aggregated $3,007,742 and $3,820,000, respectively.
   The Federal income tax basis of the Fund's investments at April 30, 1997 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized appreciation for federal income tax purposes was $9,835,959 (gross unrealized appreciation--$10,080,884; gross unrealized depreciation--$244,925).

Note 4. Capital               There are 600 million shares of
                              $.01 par value common
                              stock authorized.
   During the six months ended April 30, 1997 the Fund issued 11,253 common shares in connection with the reinvestment of dividends. For the year ended October 31, 1996 the Fund did issue 5,709 common shares in connection with the reinvestment of dividends.
   The Fund's Articles of Incorporation authorize the issuance of Remarketed Preferred Stock ('RP'). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.
   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 4.50% to 3.15% during the six months ended April 30, 1997.
   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.
   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.
   The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends             Subsequent to April 30, 1997,
                              dividends declared and paid on preferred shares
totalled $199,264. On May 1, and June 2, 1997, the Board of Directors of the Fund declared dividends of $.08 per common share payable on May 30, and June 30, 1997, respectively, to common shareholders of record on May 15, and June 15, 1997, respectively.
                                       10

            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Philip R. McLoughlin
            Everett L. Morris
            Eileen A. Moran
            Richard A. Pavia
            Harry Dalzell-Payne

            Officers
            Calvin J. Pedersen, President & Chief Executive
              Officer
            James P. Wehr, Vice President & Chief Investment
              Officer
            Thomas N. Steenburg, Secretary
            Forest D. Richardson, Treasurer & Assistant Secretary

            Investment Adviser
            Duff & Phelps Investment Management Co.
            55 East Monroe Street
            Suite 3800
            Chicago, IL 60603
            (312) 368-5500

            Administrator
            Prudential Mutual Fund Management LLC.
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Call toll free (800) 225-1852

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171
            Call toll free (800) 451-6788

            Independent Auditors
            Ernst & Young LLP
            233 South Wacker Drive
            Chicago, IL 60606

            Legal Counsel
            Skadden, Arps, Slate, Meagher & Flom (Chicago)
            333 West Wacker Drive
            Chicago, IL 60606

              The accompanying financial statements as of April 30, 1997 were not audited and accordingly, no opinion is expressed on them.
              This report is for stockholder information. This is not a
            prospectus intended for use in the purchase or sale of Fund shares.

            264325101